SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 24, 2005

STANDARD MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-20882	35-1773567

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana 46280

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(317) 574-6200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED MARCH 24, 2005

Item 8.01 – Other Events

     Standard Management Corporation is filing as Exhibit 99.1 to this Form 8-K a press release issued on March 24, 2004 announcing its financial results for the 4th quarter.

Item 9.01 Financial Statements and Exhibits

(c)	99.1 — Press Release of Standard Management Corporation (March 24, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION
By:	/s/ Stephen M. Coons
	Name:	Stephen M. Coons
	Title:	Executive Vice President and General Counsel

Dated: March 25, 2005

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